Exhibit 4.12
                                  VIATEL, INC.

                                       AND

                      THE BANK OF NEW YORK, AS RIGHTS AGENT

                                RIGHTS AGREEMENT

                          DATED AS OF DECEMBER 6, 1999

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                                RIGHTS AGREEMENT


          RIGHTS AGREEMENT, dated as of December 6, 1999 (this "AGREEMENT"), between Viatel, Inc., a Delaware corporation (the "COMPANY"), and The Bank of New York, a New York banking corporation, as rights agent (the "RIGHTS AGENT").

          The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a "RIGHT") for each Common Share (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on December 24, 1999 (the "RECORD DATE"), each Right representing the right to purchase (subject to adjustment as provided herein) one two-hundred-thousandth (1/200,000) of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions set forth herein, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share that shall become outstanding between the Record Date (as hereinafter defined) and the earlier of the Distribution Date (as hereinafter defined) or the Expiration Date (as hereinafter defined); provided, however, that Rights may be issued with respect to Common Shares that become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

          Accordingly,   in   consideration  of  the  premises  and  the  mutual
agreements set forth herein, the parties hereby agree as follows:

          Section 1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

          (a) "ACQUIRING PERSON" shall mean any Person (as hereinafter defined) who, together with all Affiliates (as hereinafter defined) and Associates (as hereinafter defined) of such Person, shall be the Beneficial Owner (as hereinafter defined) of 15% or more of the Common Shares then outstanding, but shall not include an Exempt Person (as hereinafter defined); provided, however, that: (i) if, as of the Record Date, any Person is the Beneficial Owner of 15% or more of the shares of Common Stock outstanding, then such Person shall not be or become an "ACQUIRING PERSON" unless and until such time as such Person shall become the Beneficial Owner of additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in shares of Common Stock or pursuant to a split or subdivision of the outstanding Common Stock) unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, provided, however, that this Section 1(a)(i) shall cease to apply to such Person at and after such time as such Person, together with all Affiliates and Associates of such Person, ceases to be the Beneficial Owner of 15% or more of the Common Shares then outstanding; (ii) no Person shall be or become an "ACQUIRING PERSON" as the result of an acquisition of outstanding Common Shares by the Company which, by reducing the number of Common Shares then outstanding, increases the proportionate number of Common Shares Beneficially Owned (as hereinafter defined) by such Person, together with all Affiliates and Associates of such Person, to 15% or more of the Common Shares then outstanding; provided, however, that if a Person, together with all Affiliates and Associates of such Person, shall be or become the Beneficial Owner of 15% or more of the Common Shares then outstanding by reason of such an acquisition and such Person, or any of the Affiliates or Associates of such Person, shall, after such an acquisition, become the Beneficial Owner of any additional Common Shares (other than pursuant to a dividend or distribution paid or made in Common Shares by the Company on outstanding Common Shares or pursuant to a split-up or subdivision of

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outstanding Common Shares), then such Person shall be deemed to be an "ACQUIRING
PERSON," unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person, together with all Affiliates and Associates of such Person, is not the Beneficial Owner of 15% or more of the Common Shares then outstanding; and (iii) if the Board of Directors determines in good faith that a Person who would otherwise be or have become an "ACQUIRING PERSON," as defined pursuant to the preceding sentences of this Section 1(a), is becoming or has become such inadvertently (including, without limitation, because: (A) such Person was unaware that it Beneficially Owned a percentage of Common Shares then outstanding that would otherwise cause such Person to be an "Acquiring Person;" or (B) such Person was aware of the percentage of the Common Shares then outstanding Beneficially Owned by it but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an "ACQUIRING PERSON" for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as promptly as practicable (as determined in good faith by the Board of Directors) of Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer be an "ACQUIRING PERSON," as defined pursuant to the preceding sentences of this Section 1(a). For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including the determination of the particular percentage of outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as in effect on the date hereof.

          (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          (c) A Person shall be deemed the "BENEFICIAL OWNER" of and shall be deemed to have "BENEFICIAL OWNERSHIP" of and shall be deemed to "BENEFICIALLY OWN" any securities that:

               (i) such Person or any of such Person's Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof;

               (ii) such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of any conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "BENEFICIAL OWNER" of, or to "BENEFICIALLY OWN": (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (y) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person; or (z) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or 22 ("ORIGINAL RIGHTS") or pursuant to Section 11(i) or 11(n) with respect to an adjustment to Original Rights, or (B) the right to


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vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the "BENEFICIAL OWNER" of, or to "BENEFICIALLY OWN", any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security: (l) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act; and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) are beneficially owned, directly or indirectly, by any other Person and with respect to which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c) (ii) (B)) or disposing of any securities of the Company; provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person's status or authority as such, to be the "BENEFICIAL OWNER" of or to have "BENEFICIAL OWNERSHIP" of or to "BENEFICIALLY OWN" any securities that are "BENEFICIALLY OWNED" (as defined in this Section 1(c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

          (d) "BOARD OF DIRECTORS" shall mean the members of the Board of Directors of the Company at the relevant time.

          (e) "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or the city in which the principal stock transfer office of the Rights Agent is located are authorized or obligated by law or executive order to close.

          (f) "CLOSE OF BUSINESS," on any given date, shall mean 5:00 P.M., City of New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M. City of New York time, on the next succeeding Business Day.

          (g) "COMMON SHARES," when used with reference to the Company, shall mean shares of common stock of the Company, which have a par value of $.01 per share.

          (h)  "COMMON  SHARE  EQUIVALENTS"  shall have the meaning set forth in
Section 11(a)(iii).

          (i) "COMMON STOCK," when used with reference to any Person other than the Company, shall mean the common stock (or, in the case of an unincorporated Person, other equity or ownership interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary (as hereinafter defined) of another Person, the Person or Persons that ultimately controls or control, respectively, such other Person.

          (j) "CURRENT VALUE" shall have the meaning set forth in Section 11(a)(iii).

          (k) "DISTRIBUTION DATE" shall have the meaning set forth in Section 3.

          (l) "EQUIVALENT  PREFERRED SHARES" shall have the meaning set forth in
Section 11(b).



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          (m) "EXEMPT  PERSON"  shall mean the Company or any  Subsidiary of the
Company, in each case including, without limitation, the Company or any Subsidiary of the Company in its fiduciary capacity, or any employee benefit plan of the Company or any Subsidiary of the Company, or any entity or trustee holding Common Shares for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding any other benefits for employees of the Company or any Subsidiary of the Company.

          (n) "EXCHANGE RATIO" shall have the meaning set forth in Section 24.

          (o) "EXPIRATION DATE" shall have the meaning set forth in Section 7.

          (p)  "FINAL  EXPIRATION  DATE"  shall  have the  meaning  set forth in
Section 7.

          (q) "FLIP-IN EVENT" shall have the meaning set forth in Section 11.

          (r) "NASDAQ STOCK MARKET" shall mean The Nasdaq Stock Market.

          (s) "PERSON" shall mean any individual, firm, partnership, limited liability company, business trust, corporation or other entity and shall include any successor (by merger or otherwise) thereto.

          (t) "PREFERRED SHARES" shall mean shares of Series A Junior Participating Preferred Stock, par value $.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Agreement as EXHIBIT A.

          (u)  "PRINCIPAL  PARTY"  shall have the  meaning  set forth in Section
13(b).

          (v) "PURCHASE PRICE" shall have the meaning set forth in Section 4.

          (w) "REDEMPTION DATE" shall have the meaning set forth in Section 7.

          (x) "REDEMPTION PRICE" shall have the meaning set forth in Section 23.

          (y) "RIGHT CERTIFICATE" shall have the meaning set forth in Section 3.

          (z) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          (aa) "SECTION 11(A)(II) TRIGGER DATE" shall have the meaning set forth in Section 11(a)(iii).

          (bb) "SECURITY" shall have the meaning set forth in Section 11(d)(i).

          (cc) "SHARES ACQUISITION DATE" shall mean the first date of public announcement (and, for purposes of this definition, public announcement shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

          (dd) "SPREAD" shall have the meaning set forth in Section 11(a)(iii).

          (ee) "SUBSIDIARY" of any Person shall mean any other Person of which a majority of the voting power of the voting equity securities or equity or


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ownership  interests is owned or  controlled,  directly or  indirectly,  by such
Person, or any other Person of which equity securities or other equity or ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are Beneficially Owned, directly or indirectly, by such Person, or any other Person that is otherwise controlled by such Person.

          (ff) "SUBSTITUTION PERIOD" shall have the meaning set forth in Section 11(a)(iii).

          (gg)  "SUMMARY OF RIGHTS"  shall have the meaning set forth in Section
3.

          (hh)  "TRADING  DAY"  shall  have the  meaning  set  forth in  Section
11(d)(i).

          Section 2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon ten (10) days prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

          Section 3. ISSUE OF RIGHT CERTIFICATES.

          (a) Until the Close of Business on the earlier of: (i) the tenth day after the Shares Acquisition Date; or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or the first public announcement of the intention of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of Common Shares aggregating 15% or more (or, with respect to any Person referred to in proviso
(i) of Section 1(a) hereof, upon the acquisition of any additional shares of Common Stock as described therein) of the Common Shares then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights, and the earlier of such dates being called the "DISTRIBUTION DATE;" provided, however, that if either of such dates occurs after the date hereof and on or prior to the Record Date, then the "DISTRIBUTION DATE" shall be the Record Date); (x) the Rights will be evidenced (subject to the provisions of Section 3(b)) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates), and not by separate Right Certificates; and (y) the Rights will be transferable only in connection with the transfer of Common Shares. The Company shall give the Rights Agent prompt written notice of the Distribution Date. As soon as practicable after the Distribution Date, and receipt of written notice of the Distribution Date from the Company, the Company will prepare and execute, the Rights Agent will at expense of Company countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares outstanding as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of EXHIBIT B hereto (a "RIGHT CERTIFICATE"), evidencing one Right (subject to adjustment as provided herein) for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.



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          (b) On the Record  Date,  or as soon as  practicable  thereafter,  the
Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of EXHIBIT C (the "SUMMARY OF RIGHTS"), by first-class, postage-prepaid mail, to each record holder of Common Shares outstanding as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common
Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

          (c) Rights shall be issued in respect of all Common Shares issued or disposed (including, without limitation, Common Shares disposed out of treasury or issued or reissued out of authorized but unissued Common Shares) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, or, in certain circumstances provided in Section 22, after the Distribution Date. Certificates in respect of Common Shares issued or disposed (including, without limitation, certificates issued upon transfer of outstanding Common Shares, disposition of Common Shares out of treasury stock or issuance or reissuance of Common Shares out of authorized but unissued Common Shares) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as defined and set forth in a Rights Agreement between Viatel, Inc. (the "COMPANY") and The Bank of New York, as Rights Agent, dated as of December 6, 1999 as the same may be amended from time to time (the "RIGHTS AGREEMENT"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As set forth in the Rights Agreement, under certain circumstances, Rights issued to, held or owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof shall become null and void and will no longer be transferable.

With respect to such certificates containing such legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.


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Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of Rights.

          Section 4. FORM OF RIGHT CERTIFICATES. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as EXHIBIT B (in a format that is machine printable and reasonably satisfactory to the Rights Agent) and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or over-the-counter market on which the Rights may from time to time be listed or admitted to trading or quotation, or as may be appropriate to conform to usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Sections 11, 13 and 22, the Right Certificates shall entitle the holders thereof to purchase such number of one two-hundred-thousandths of a Preferred Share as shall be set forth therein at the price per one two-hundred-thousandths of a Preferred Share set forth therein (the "PURCHASE PRICE"), but the number of such one two-hundred-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

          Section 5. COUNTERSIGNATURE AND REGISTRATION.

          (a) The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its President or any of its Executive Vice Presidents or Senior Vice Presidents, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary or the Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery thereof by the Company, such Right Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though such signatory had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

          (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purposes, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

          Section 6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES.

          (a) Subject to the provisions of this Agreement, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged by the registered holder thereof for another Right Certificate or Right Certificates entitling such registered


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

holder to purchase a like number of one two-hundred-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such registered holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall deliver a written request to that effect to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose, along with a signature guarantee and other and further documentation as the Rights Agent may reasonably request. Thereupon, the Rights Agent shall countersign and deliver to such registered holder a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of Rights of a sum sufficient to cover any tax (which word, for all purposes hereof, shall be deemed to include any other type of governmental charge) that may be imposed in connection with any transfer, split up, combination or exchange of a Right Certificate or Right Certificates.

          (b) Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, or, in the case of mutilation, of surrender to the Rights Agent and cancellation of the mutilated Right Certificate, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder thereof in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

          Section 7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.

          (a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of such Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one two-hundred-thousandths of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which such Rights are exercised, at any time both subsequent to the Distribution Date and prior to the time (the "EXPIRATION DATE") that is the earliest of: (i) the Close of Business on December 5, 2009 (the "FINAL EXPIRATION DATE"); (ii) the time at which the Rights are redeemed as provided in Section 23 (the "REDEMPTION DATE"); or (iii) the time at which such Rights are exchanged as provided in Section 24.

          (b) The Purchase Price for each one two-hundred-thousandth of a Preferred Share purchasable upon exercise of a Right shall initially be $210. The Purchase Price and the number of one two-hundred-thousandths of a share of Preferred Stock (or other securities, cash or assets) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13. The Purchase Price shall be payable in lawful money of the United States of America in accordance with this Section 7.

          (c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the

Preferred Shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the registered holder of such Right Certificate in accordance with Sections 6 and 9, in cash or by certified or cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon: (i) promptly (A) requisition from any transfer agent of the Preferred Shares (or make available if the Rights Agent is the transfer agent for the Preferred Shares) certificates for the number of Preferred Shares to be purchased (and the Company hereby irrevocably authorizes such transfer agent to comply with all such requests) or (B) requisition from the depositary agent (appointed by the Company pursuant to Section 14, if any) depositary receipts representing interests in such number of one two-hundred-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by such transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

          (d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Sections 6 and 14.

          (e) Notwithstanding anything contained in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 or this Section 7 unless such registered holder shall have: (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise; and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request. The Rights Agent will endeavor to comply with the provisions hereof to the extent it has received instructions from the Company concerning such matters.

          Section 8. CANCELLATION OF RIGHT CERTIFICATES. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company.

          Section 9. AVAILABILITY OF PREFERRED SHARES.

          (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any

Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all Rights then outstanding in accordance with Section 7.

          (b) So long as the Preferred Shares issuable upon the exercise of Rights may be listed or admitted to trading or quotation on any national securities exchange or over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all Preferred Shares reserved for such issuance to be listed or admitted to trading or quotation on such exchange or market upon official notice of issuance upon such exercise.

          (c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Shares upon the exercise of Rights, to register and qualify Preferred Shares under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registrations and qualifications to become effective as soon as possible and keep such registrations and qualifications effective (with, if necessary, a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for Preferred Shares or the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement, in each case with simultaneous written notice to the
Rights  Agent,   stating  that  the  exercisability  of  the  Rights  has  been temporarily suspended and, upon termination of such suspension, the Company shall issue a public announcement stating that such suspension is no longer in effect, in each case with simultaneous written notice to the Rights Agent. Notwithstanding anything contained herein to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective. The Rights Agent may assume that any Right exercised is permitted to be exercised under applicable law and shall have no liability for acting in reliance upon such assumption.

          (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

          (e) The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes which may be payable in respect of the issuance or delivery of Right Certificates or Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or any issuance or delivery of certificates or depositary receipts for Preferred Shares upon exercise of Rights in a name other than that of, the registered holder of such Right Certificate or Rights. In addition, the Company shall not be required to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of the Right Certificate evidencing such Rights at the time of surrender of such Right Certificate) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

          Section 10. PREFERRED SHARES RECORD DATE. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes required to be paid by the registered holder of such Rights) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books for Preferred Shares are closed, such Person shall be deemed to have become the record holder of such Preferred Shares on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for Preferred Shares are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which such Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          Section 11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES AND NUMBER OF RIGHTS. The Purchase Price, the number of Preferred Shares or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a) (i) If the Company shall at any time after the date hereof (A) declare and pay a dividend on Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable upon exercise of a Right on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books for Preferred Shares were open, the registered holder of such Right would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right.

          (ii) Subject to Section 24, if any Person becomes an Acquiring Person (the first occurrence of such event being called the "FLIP-IN EVENT"), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one two-hundred-thousandths of Preferred Share for which a Right was exercisable immediately prior to the Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the then current per share market price of the Common Shares (as determined pursuant to
Section 11(d)) on the date of the Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of Common Shares so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with this Section 11. Notwithstanding anything contained in this Agreement to the contrary, from and after the Flip-In Event, any Rights that are beneficially owned by: (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person); (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event; or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or 6 that represents Rights that are or have become void pursuant to the provisions of this Section 11(a)(ii), and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this Section 11(a)(ii) shall be cancelled. From and after the occurrence of an event specified in Section 13(a), any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

          (iii) The Company may at its option substitute for a Common Share issuable upon the exercise of Rights in accordance with Section 11(a)(ii), a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share. If there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of outstanding Rights in accordance with
Section 11(a)(ii), the Company and the Board of Directors shall use all reasonable efforts to take or cause to be taken all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. If the Company shall, after good faith effort, be unable to take or cause to be taken all such action, or the Board of Directors shall determine that it is not practicable to take or cause to be taken all such action, in each case as may be necessary to authorize such additional Common Shares, the Board of Directors shall, with respect to such insufficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess being called the "SPREAD') of (1) the value of the Common Shares issuable upon the exercise of a Right in accordance with Section 11(a)(ii) (the "CURRENT VALUE") over (2) the Purchase Price (as so adjusted) and (B) with respect to each Right (other than Rights which have become void), make or cause the Company to make adequate provision to substitute for the Common Shares issuable in accordance with
Section 11(a)(ii), upon exercise of such Right and payment of the Purchase Price (as so adjusted), (1) cash, (2) a reduction in the Purchase Price (as so adjusted), (3) Preferred Shares or other equity securities of the Company (including, without limitation, shares or fractions of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, are deemed in good faith by the Board of Directors to have substantially the same value as the Common Shares (such Preferred Shares and shares or fractions of shares of preferred stock being called "COMMON SHARE EQUIVALENTS")), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the Common Shares issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price (as so adjusted)), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of
Directors; provided, however, that if adequate provision to deliver value pursuant to clause (B) above shall not have been made within 30 days following the Flip-In Event (the date of the Flip-In Event being called the "SECTION 11(A)(II) TRIGGER DATE"), then the Company shall deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, Common Shares (to the extent available) and then, if necessary, such number or fractions of Preferred Shares (to the extent available) and then, if necessary, cash, which Preferred Shares, Common Shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, the 30-day period set forth above may be extended by it to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional Common Shares. Such period, as it may be extended, is called the "SUBSTITUTION PERIOD." To the extent that the Company or the Board of Directors determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) and the last sentence of this Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights and
(y) may suspend the  exercisability  of the Rights until the  expiration  of the
Substitution Period in order to seek any authorization of additional Common Shares and/or to decide the appropriate form of distribution to be made pursuant to such third sentence and to determine the value thereof. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and, upon termination of any such suspension, the Company shall issue a public announcement stating that such suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the
Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Share Equivalent shall be deemed to equal the current per share market price of the Common Shares. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among holders of the Rights pursuant to this
Section 11(a)(iii).

          (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having the same rights, privileges and preferences as Preferred Shares ("EQUIVALENT PREFERRED SHARES")) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if it is a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares (determined pursuant to Section 11(d)) on such record date, then the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares and Equivalent Preferred Shares outstanding on such record date plus the number of Preferred Shares and Equivalent Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares and Equivalent Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Preferred Shares and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. In case such subscription or purchase price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Such adjustment to the Purchase Price shall be made successively whenever such a record date is fixed. If such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for the making of a distribution to holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those described in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares (determined pursuant to Section
11(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock to be issued upon exercise of one Right. Such adjustment to the Purchase Price shall be made successively whenever such a record date is fixed. If such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "SECURITY" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the

30 consecutive Trading Days (as hereinafter defined) immediately prior to such date; provided, however, that if the current per share market price of such Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such Security or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system for the principal national securities exchange or over-the-counter market on which such Security is listed or admitted to trading or quotation or, if such Security is not so listed or admitted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Security selected by the Board of Directors. The term "TRADING DAY" shall mean a day on which the principal national securities exchange over-the-counter market on which such Security is listed or admitted to trading or quotation is open for the transaction of business or, if such Security is not so listed or admitted, a Business Day.

               (ii) For the purpose of any computation hereunder, if the Preferred Shares are publicly traded, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If Common Shares are publicly traded at a time when the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designations for the Preferred Shares). If neither the Common Shares nor the Preferred Shares are publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.

          (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a Preferred Share or one-hundredth of a Common Share or of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of: (i) three years from the date of the transaction which requires such adjustment; or (ii) the Expiration Date.

          (f) If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i), 11(m), 11(n) and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

          (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one two-hundred-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one two-hundred-thousandths of a Preferred Share (calculated to the nearest one two-hundred-thousandth of a Preferred Share) obtained by: (i) multiplying (x) the number of one two-hundred-thousandths of a Preferred Share purchasable upon exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment; and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

          (i) The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Section 11(b) or 11(c) to adjust the number of Rights, in substitution for any adjustment in the number of one two-hundred-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one two-hundred-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to
Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all of the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of one two-hundred-thousandths of a Preferred Share issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one two-hundred-thousandths of a Preferred Share that were expressed in the initial Right Certificates issued hereunder.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of the Common Shares, Preferred Shares or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Shares, Preferred Shares or other shares, as the case may be, at such adjusted Purchase Price.

          (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (until the occurrence of such event) issuing to the holder of any Right exercised after such record date the Common Shares, Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Shares, Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Shares, Preferred Shares and other capital stock or securities of the Company upon the occurrence of the event requiring such adjustment.

          (m) Notwithstanding anything contained in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of any Preferred Shares or other securities which by their terms are convertible into or exchangeable or exercisable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants described in Section 11(b) hereafter made by the Company to holders of Preferred Shares shall not be taxable to such holders.

          (n) Notwithstanding anything contained in this Agreement to the contrary, if, at any time after the date hereof and prior to the Distribution Date, the Company shall: (i) declare and pay any dividend on Common Shares payable in Common Shares; or (ii) effect a subdivision, combination or consolidation of Common Shares (by reclassification or otherwise than by payment of a dividend payable in Common Shares) into a greater or lesser number of Common Shares, then, in each such case, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of such event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided in this Section 11(n) shall be made successively whenever such a dividend is declared and paid or such a subdivision, combination or consolidation is effected.

          (o) The Company agrees that, after the earlier of the Distribution Date or the Shares Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27, take (or permit any of its Subsidiaries to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

          Section 12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES. Whenever an adjustment is made as provided in Section 11 or 13, the Company shall promptly: (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; (b) file with the Rights Agent and with the transfer agents for the Common Shares and the Preferred Shares a copy of such certificate; and (c) mail a brief summary thereof to each holder of a Right Certificate as required under Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

          Section 13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.

          (a) If directly or  indirectly,  at any time after the Flip-In  Event,
(x) the  Company  shall  consolidate  with,  or merge  with and into,  any other
Person, (y) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property or (z) the Company (or one or more of its Subsidiaries) shall sell or otherwise transfer, in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person
(other than the Company or one or more wholly-owned Subsidiaries of the Company), then, and in each such case, proper provision shall be made so that:
(i) each holder of a Right (other than Rights which have become void pursuant to Section 11(a)(ii)) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii)), in accordance with the terms of this Agreement and in lieu of Preferred Shares or Common Shares, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as therefore adjusted pursuant to Section 11(a)(ii)) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d)) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with this Section 11(f) to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation of such consolidation, merger, sale or transfer as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as practicable, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided, that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

          (b) "PRINCIPAL PARTY" shall mean: (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a): (A) the Person that is the issuer of the securities into which Common Shares are converted in such merger or consolidation or, if there is more than one such issuer, the issuer of the shares of Common Stock (included in such Securities) which have the greatest aggregate market value of shares outstanding or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives such merger or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive such merger, the Person that does survive such merger (including the Company, if it survives) or (z) the Person resulting from such consolidation; and (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any case described in clause
(i) or (ii) of this Section 13(b), if the Common Stock of such Persons is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "PRINCIPAL PARTY" shall refer to such other Person or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the provisions set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers and the Principal Party in each case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

          (c) The Company shall not consummate any consolidation, merger, sale or transfer described in Section 13(a) unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and 13(b) shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and 13(b) and that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

               (i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

               (ii) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading or quotation on a national securities exchange or over-the-counter market, to list or admit to trading or quotation (or continue the listing or admission to trading or quotation of) the Rights and the securities purchasable upon exercise of the Rights on such exchange or market or, if the Common Stock of the Principal Party shall not be so listed or admitted, to cause the Rights and the securities receivable upon exercise of the Rights to be admitted to quotation on the Nasdaq Stock Market;

               (iii) deliver to holders of Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

               (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

          (d) In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its corporate affairs which would have the effect of: (i) causing the Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with or as a consequence of the consummation of a transaction described in this Section 13, shares of Common Stock or other equity securities of the Principal Party (including, without limitation, shares or fractions of preferred stock, which by virtue of having dividend, voting or liquidation rights substantially comparable to those of the Common Stock of the Principal Party are deemed in good faith by the Board of Directors to have substantially the same value as the Common Stock of the Principal Party) at less than the then current market price per share thereof (determined pursuant to Section 11(d)) or securities exercisable or exchangeable for or convertible into such Common Stock or equity securities with exercise, exchange or conversion prices at less than such then current market price; or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of the Principal Party pursuant to the provisions of this Section 13, then the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and the Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that such provision shall have been cancelled, waived or amended, or that the authorized securities shall be retired, repurchased or redeemed, so that such provision will have no effect in connection with or as a consequence of the consummation of the proposed transaction.

          (e) The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (x), (y) or (z) of Section 13(a) if: (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction, there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes or would constitute the Principal Party for purposes of Section 13(b) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

          (f) In no event shall the Rights Agent have any liability in respect of any such Principal Party transactions, including, without limitation, the propriety thereof. The Rights Agent may rely and be fully protected in relying upon a certificate of the Company stating that the provisions of this Section 13 have been fulfilled. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Rights Agent must be obtained in connection with any supplemental agreement which alters the rights or duties of the Rights Agent.

          Section 14. FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

          (a) The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n)) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way or, in case no such sale takes place on such day, the average of the closing bid (or, if more than one, highest bid) and asked (or, if more than one, lowest asked) prices, regular way, in either case as reported in the principal consolidated transaction reporting system for the principal national securities exchange or over-the-counter market on which the Rights are listed or admitted to trading or quotation or, if the Rights are not so listed or admitted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

          (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one two-hundred-thousandth of a Preferred Share) or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one two-hundred-thousandth of a Preferred Share) upon exercise or exchange of Rights. Interests in fractions of Preferred Shares in integral multiples of one two-hundred-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one two-hundred-thousandth of a Preferred Share, the Company shall pay to the registered holders of the Right Certificates at the time the Rights evidenced thereby are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share (as determined in accordance with Section 14(a)) for the Trading Day immediately prior to the date of such exercise or exchange.

          (c) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Rights Certificates at the time the Rights evidenced thereby are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a Common Share (as determined in accordance with Section 14(a)) for the Trading Day immediately prior to the date of such exercise or exchange.

          (d) The holder of a Right by the acceptance of the Right expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as otherwise provided in this Section 14).

          Section 15. RIGHTS OF ACTION. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under
Section 18, are vested in the respective registered holders of Right Certificates (and, prior to the Distribution Date, the registered holders of Common Shares), and any registered holder of any Right Certificate (or, prior to the Distribution Date, of any Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of any other Common Shares), on his or her own behalf and for his or her own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or prior to the Distribution Date, such Common Shares), in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to holders of Rights, it is specifically acknowledged that holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

          Section 16. AGREEMENT OF RIGHT HOLDERS. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, Rights will be transferable only in connection with the transfer of Common Shares;

          (b) after the Distribution Date, Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

          (c) the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, a certificate for Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Right Certificates or such certificate for Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e), shall be affected by any notice to the contrary.

          (d) notwithstanding anything in this Agreement to the contrary, the Rights Agent shall have no liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

          Section 17. RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares,

Common Shares or other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, and nothing contained herein or in any Right Certificate shall be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

          Section 18. CONCERNING THE RIGHTS AGENT.

          (a) The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and its reasonable counsel fees and counsel disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including without limitation the costs and expenses of defending against any claim (whether asserted by the Company, a holder of a Right
Certificate or any other Person) of liability arising therefrom, whether directly or indirectly. The provisions of this Section 18(a) shall survive the expiration of the Rights and the termination of this Agreement.

          (b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right
Certificate or certificate for Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed and executed by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to loss profits), even if the Rights Agent has been advised of the likelihood of the loss or damage and regardless of the form of the action.

          Section 19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.

          (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to all or substantially all the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case, at that time, any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          (b) In case, at any time, the name of the Rights Agent shall be changed and at that time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case, at that time, any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          Section 20. DUTIES OF RIGHTS AGENT. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement, and no implied duties or obligations shall be read into this Agreement against the Rights Agent. Upon the following terms and conditions, by all of which the Company and the holders of Right Certificates by their acceptance thereof shall be bound:

          (a) The Rights Agent may consult with legal counsel of its own selection (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, the President, any Senior Vice President, any Executive Vice President, the General Counsel, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct; provided, however, that the Rights Agent shall not be liable for any indirect, special, consequential or punitive damages.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof), and shall not be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate, and shall not be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii)) or any adjustment in the terms of the Rights provided in Sections 3, 11, 13, 23 and 24 or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right

Certificates after the Rights Agent's actual receipt of a certificate furnished pursuant to Section 12 describing such change or adjustment), and shall not by any act hereunder, be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable, nor shall the Rights Agent be responsible for the legality of the terms hereof in its capacity as an administrative agent.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the following officers of the Company: the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, the General Counsel, the Secretary or the Treasurer; and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

          (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act, as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct so long as reasonable care was exercised in the selection thereof.

          (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

          (k) No implied duties or obligations shall be read into this Agreement against the Rights Agent. No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (l) The Rights Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon:
(i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of election to purchase attached hereto unless the Rights Agent shall have actual knowledge that, as executed, such certification is untrue; or (ii) the non-execution of such certification, including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

          (m) The Company agrees to give the Rights Agent prompt written notice of any event or ownership known to it which would prohibit the exercise or transfer of the Right Certificates.

          (n) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (o) In addition to the foregoing, the Rights Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of election to [purchase][exercise] attached hereto unless the Rights Agent shall have actual knowledge that, as executed, such certification is untrue, or
(ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

          Section 21. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days notice in writing mailed to the Company and to each transfer agent of Common Shares and Preferred Shares by registered or certified mail and, following the Distribution Date, to the registered holders of the Right Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days notice in writing mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of Common Shares and Preferred Shares by registered or certified mail and, following the Distribution Date, to the registered holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the Rights Agent or any registered holder of any Right Certificate may, at the expense of the Company, apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or any state of the United States or the District of Columbia, in good standing, having an office in the State of New York, authorized under such laws to exercise corporate trust or stock transfer powers, subject to supervision or examination by federal or state authority, and having at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of Common Shares or Preferred Shares and, following the Distribution Date, mail a notice thereof in writing to the registered holders of Right Certificates. Failure to give any notice provided in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

          Section 22. ISSUANCE OF NEW RIGHT CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable upon exercise or exchange of Rights in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company may, with respect to Common Shares so issued or sold pursuant to: (i) the exercise of stock options; (ii) under any employee plan or arrangement; (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company; or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

          Section 23. REDEMPTION.

          (a) The Board of Directors may, at any time prior to the Flip-In Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the redemption price being called the "REDEMPTION PRICE"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, Common Shares or such other form of consideration as the Board of Directors shall determine.

          (b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice, with simultaneous written notice to the Rights Agent, of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to the Rights Agent and all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice that is mailed in the manner herein provided shall be deemed to have been duly given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in

Section 24 or other than in connection with the purchase of Common Shares prior to the Distribution Date.

          Section 24. EXCHANGE.

          (a) The Board of Directors may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being called the " EXCHANGE RATIO"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of Common Shares aggregating 50% or more of the Common Shares then outstanding. From and after the occurrence of an event specified in Section 13(a), any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

          (b) Immediately upon the effectiveness of the action of the Board of Directors ordering the exchange of any Rights pursuant to this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of Rights shall be to receive that number of Common Shares equal to the number of Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice, with simultaneous written notice to the Rights Agent, of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed to have been duly given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

          (c) If there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights for Common Shares as contemplated in accordance with this Section 24, the Company shall use all reasonable efforts to take or cause to be taken all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. The Company may at its option substitute, and if the Company shall, after good faith effort, be unable to take or cause to be taken all such action as may be necessary to authorize such additional Common Shares, the Company shall, to the extent of the insufficiency, substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof (or Equivalent Preferred Shares) such that the current per share market price (determined pursuant to Section 11(d)) of one Preferred Share or Equivalent Preferred Share multiplied by such number or fraction is equal to the current per share market price (determined pursuant to Section 11(d)) of one Common Share as of the date of such exchange.

          Section 25. NOTICE OF CERTAIN EVENTS.

          (a) In case the Company shall at any time after the earlier of the Distribution Date or the Shares Acquisition Date propose to: (i) pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly cash dividend); (ii) offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) effect any reclassification of Preferred Shares (other than a reclassification involving only the subdivision or combination of outstanding Preferred Shares); (iv) effect the liquidation, dissolution or winding up of the Company; or (v) pay any dividend on Common Shares payable in Common Shares or effect a subdivision, combination or consolidation of Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares); then, in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of Common Shares and/or Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Shares and/or Preferred Shares, whichever shall be the earlier.

          (b) In case any event described in Section 11(a)(ii) or Section 13 shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate and to the Rights Agent (or, if occurring prior to the Distribution Date, each holder of Common Shares), in accordance with Section 26, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13.

          Section 26. NOTICES. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

             Viatel, Inc.
             685 Third Avenue
             New York, New York  10017
             Attention:  General Counsel

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

            The Bank of New York
            101 Barclay Street, 12 W
            New York, New York  10286
            Attention: Stock Transfer Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the relevant registry books.

          Section 27. SUPPLEMENTS AND AMENDMENTS. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights to: (i) cure any ambiguity; (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein; (iii) shorten or lengthen any time period hereunder; or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, that, no such supplement or amendment shall (a) adversely affect the interests of the holders of Rights, as such (other than an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or transferees of an Acquiring Person), (b) cause the Rights again to become redeemable or (c) cause this Agreement to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding any other provision hereof, no supplement or amendment that amends the provisions of Sections 18, 19 20 or 21 in a manner adverse to the Rights Agent shall become effective without the prior consent of the Rights Agent (which shall be evidenced by its execution of such supplement or amendment) and any other supplement or amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

          Section 28. SUCCESSORS. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 29. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Right Certificates (and, prior to the Distribution Date, Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Right Certificates (and, prior to the Distribution Date, Common Shares).

          Section 30. DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS.

          (a) The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to: (i) interpret the provisions of this Agreement; and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement).

          (b) All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors in good faith shall:
(x) be final, conclusive and binding on the Company, the Rights Agent, the holders of Rights, as such, and all other parties and (y) not subject the Board of Directors to any liability to the holders of Rights.

          Section 31. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 32. GOVERNING LAW. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware; provided, however, that the rights and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York. As between the Company and Rights Agent exclusively, the parties hereto hereby waive the right to a jury trial in any action arising out of this Agreement. Any dispute arising out of this Agreement shall be litigated in the borough of Manhattan, New York City, New York, and the Company and Rights Agent submit to the jurisdiction of such courts and acknowledge that such courts are a convenient forum.

          Section 33. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

          Section 34. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                           VIATEL, INC.


                                           By:___________________________
                                              Title:



                                           THE BANK OF NEW YORK,
                                           as Rights Agent


                                           By:___________________________
                                              Title:

                                                                      EXHIBIT A

                                      FORM

                                       of

                           CERTIFICATE OF DESIGNATIONS

                                       of

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                                  VIATEL, INC.


          The undersigned hereby certifies that he is _________________________ of VIATEL, INC. (the "Corporation"), that the Corporation is a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Law") and that, pursuant to authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, the following resolution was duly adopted by the Board of Directors of the Corporation as required by Section 151 of the Law at a meeting duly called and held on December 6, 1999:

               RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, the Board of Directors of the Corporation hereby creates a series of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the voting and other powers, preferences and relative, participating, optional or other rights thereof and the qualifications, limitations and restrictions thereon, as follows:

          Section I. DESIGNATION AND AMOUNT. There shall be a series of Preferred Stock designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 1,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; PROVIDED, HOWEVER, that no decrease shall reduce the number of shares to a number less than the number of shares then outstanding plus the number of shares then reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion or exchange of outstanding securities issued by the Corporation convertible into or exchangeable for Series A Preferred Stock.

          Section II. DIVIDENDS AND DISTRIBUTIONS.

               A. Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share, of the Corporation (the "Common Stock") shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of April, July, October and January in each year (each such date being called as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $420,000 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus the fair value, as determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors, of all non-cash dividends and other distributions (other than dividends payable in shares of Common Stock) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The "Adjustment Number" shall initially be 200,000. In the event the Corporation shall at any time after December 24, 1999 (the "Rights Declaration Date"): (i) declare and pay any dividend on Common Stock payable in shares of Common Stock; (ii) subdivide the outstanding Common Stock; or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. (References herein to the Adjustment Amount shall mean the Adjustment Amount as in effect at the relevant time.

               B. The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section II immediately after it declares a dividend or distribution on Common Stock (other than a dividend payable in shares of Common Stock); PROVIDED, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $420,000 per share on the Series A Preferred Stock shall nevertheless be declared for payment on such subsequent Quarterly Dividend Payment Date.

               C. Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of first issuance of any shares of Series A Preferred Stock, unless the date of issuance of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on shares of Series A Preferred Stock shall begin to accrue from the date of issuance thereof, or unless the date of issuance of such shares is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which cases dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section III. VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall have the following voting rights:

               A. Subject to the provision for adjustment set forth herein, each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number (as then adjusted) on all matters submitted to a vote of the holders of Common Stock.

               B. Except as otherwise provided herein or required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of holders of Common Stock.

               C. Except as otherwise set forth herein or required by law, the holders of Series A Preferred Stock shall have no voting or approval rights separate or apart from their right to vote with holders of shares of Common Stock as set forth herein.

          Section IV. CERTAIN RESTRICTIONS.

               A. Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on the Series A Preferred Stock shall have been paid in full, the Corporation shall not:

                    1. declare or pay dividends, or make any other distributions, on any shares of Common Stock or other stock ranking junior (either as to dividends or upon liquidation or dissolution) to the Series A Preferred Stock;

                    2. declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation or dissolution) with the Series A Preferred Stock, except dividends paid ratably on Series A Preferred Stock and shares of such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                    3. redeem, purchase or otherwise acquire shares of any Common Stock or other stock ranking junior (either as to dividends or upon liquidation or dissolution) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any other stock of the Corporation ranking junior (both as to dividends and upon dissolution or liquidation) to the Series A Preferred Stock; or

                    4. redeem, purchase or otherwise acquire any shares of Series A Preferred Stock or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made to the holders of all such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               B. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section V. REACQUIRED SHARES. Any shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation in any manner shall be promptly retired. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock created in accordance with the Amended and Restated Certificate of Incorporation, as amended, and the Law.

          Section VI. LIQUIDATION OR DISSOLUTION.

               (A) Upon any liquidation or dissolution of the Corporation (which terms include a winding up of the Corporation, voluntary or otherwise), no distribution shall be made on any shares of stock ranking junior (either as to dividends or upon liquidation or dissolution) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to the greater of (i) $42,000,000 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed on the Common Stock upon such liquidation or dissolution.

               (B) If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity stock in proportion to their respective liquidation preferences.

               (C) Neither the merger or consolidation of the Corporation into or with another corporation (or other entity) nor the merger or consolidation of another corporation (or other entity) into or with the Corporation shall be deemed to be a liquidation or dissolution of the Corporation within the meaning of this Section VI.

          Section VII. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.

          Section VIII. NO REDEMPTION. The shares of Series A Preferred Stock shall not be redeemable.

          Section IX. RANKING. The Series A Preferred Stock shall, with respect to payments of dividends and rights upon liquidation or dissolution, rank: (a) senior and prior to (i) the Common Stock and (ii) any series of preferred stock of the Corporation which is stated to be junior to the Series A Preferred Stock;
(b) PARI PASSU with (i) any series of preferred stock of the Corporation which is not stated to be senior to or junior to the Series A Preferred Stock; and (c) junior and subordinate to any series of preferred stock of the Corporation which is stated to be senior to the Series A Preferred Stock. Determination as to whether any such statements has shall be made by reference to the Certificate of Incorporation of the Corporation, as then in effect.

          Section X. AMENDMENT. At any time that shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation as then in effect shall not be amended in any manner which would materially alter or change the powers, preferences or rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

          Section XI. FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

          Section XII. MISCELLANEOUS. The rights of holders of Series A Preferred Stock shall, to the extent not inconsistent with this resolution, be the same as those of holders of Common Stock.

          This Certificate of Designations shall become effective at 9:00 a.m. on December 24, 1999.

          IN WITNESS WHEREOF, this Certificate of Designations has been executed on this 6th day of December, 1999.


                                  By:______________________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT B

                            Form of Right Certificate
Certificate No. R-_______                                       Date: __________

No. of Rights: ________

                NOT EXERCISABLE AFTER DECEMBER 5, 2009 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR ITS AFFILIATES, OR ASSOCIATES (EACH AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                                RIGHT CERTIFICATE

                                  VIATEL, INC.

          This  certifies  that  _______________________________  or  registered assigns is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of December 6, 1999, as the same may be amended from time to time (the "Rights Agreement"), between Viatel, Inc., a Delaware corporation (the "Company") and The Bank of New York, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on December 5, 2009 at the office or agency of the Rights Agent designated for such purpose, one two-hundred-thousandth (1/200,000) of a fully paid and non-assessable share of Series A Junior Participating Preferred Stock, par value $ .01 per share (the "Preferred
Shares"), of the Company at a purchase price of $210 per one one two-hundred-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one two-hundred-thousandths of a Preferred Share that may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 24, 1999, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one two-hundred-thousandths of a Preferred Share (or other securities or property) that may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

          This Right Certificate is subject to all of the terms and conditions of the Rights Agreement, which terms and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, obligations, duties, indemnities and immunities in respect of rights of the Rights Agent, the Company and holders of Right Certificates as well as the limitations thereon. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the registered holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

          This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the registered holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be: (i) redeemed by the Company at a Redemption Price of $.01 per Right; or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $.01 per share (the "Common Shares"), or Preferred Shares.

          No fractional Preferred Shares or Common Shares will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Shares which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends in respect of, or be deemed for any purpose to be the holder of, the Preferred Shares or other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a Stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to Stockholders of the Company at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting Stockholders of the Company (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

                                  VIATEL, INC.



                                  By:_________________________________
                                     Name:
                                     Title:
ATTEST:



___________________________________
Name:
Title:


Countersigned:


THE BANK OF NEW YORK, as Rights Agent



By:_________________________________
   [Name], Authorized Signature

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such holder desires to transfer the Right Certificate)


          FOR VALUE RECEIVED, ____________________________hereby sells, assigns and transfers unto______________________________________________________________
________________________________________________________________________________
                  (Please print name and address of transferee)
Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.


Dated: ____________________________



                                             ___________________________________
                                             Signature

Signature Guaranteed:


          Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

--------------------------------------------------------------------------------

                                (To be completed)

          The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (each, as defined in the Rights Agreement).


                                             ___________________________________
                                             Signature

                          FORM OF ELECTION TO PURCHASE

          (To be executed if the registered holder desires to exercise
                  Rights represented by the Right Certificate)



          The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Right Certificate to purchase the Preferred Shares (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares (or such other securities) be issued (and such other property delivered) in the name of:

________________________________________________________________________________
                         (Please print name and address)



________________________________________________________________________________

If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number


________________________________________________________________________________
                         (Please print name and address)



________________________________________________________________________________

Dated:____________________


                                             ___________________________________
                                             Signature

Signature Guaranteed:

          Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

________________________________________________________________________________
                                (To be completed)

          The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (each, as defined in the Rights Agreement).




                                             ___________________________________
                                             Signature




________________________________________________________________________________


                                     NOTICE

          The signature on the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

          If the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

                                                                       EXHIBIT C


                UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR ITS AFFILIATES OR ASSOCIATES (EACH, AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                          SUMMARY OF RIGHTS TO PURCHASE
                               PREFERRED SHARES OF
                                  VIATEL, INC.

          On December 6, 1999, the Board of Directors (the "Board") of Viatel, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share, of the Company (the "Common Shares"). The dividend is payable on December 24, 1999 (the "Payment Date") to the holders of record of Common Shares on December 24, 1999 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one two-hundred-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share, of the Company (the "Preferred Shares") at a price of $210 per one two-hundred-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of December 6, 1999, as the same may be amended from time to time (the "Rights Agreement"), between the Company and The Bank of New York, as Rights Agent (the "Rights Agent").

          Until the earlier to occur of: (i) 10 days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the then outstanding Common Shares or a person or group that was the beneficial owner of 15% or more of the outstanding Common Shares as of the Record Date has acquired additional outstanding Common Shares (other than pursuant to a stock dividend, distribution, split or subdivision made or authorized by the Company) (with certain exceptions, an "Acquiring Person"); or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the then outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the certificates for Common Shares outstanding as of the Record Date, by such certificate together with a copy of this Summary of Rights.

          The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier expiration of the Rights), new certificates for Common Shares issued after the Record Date (whether issued upon transfer or new issuances of Common Shares) will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

          The Rights are not exercisable until the Distribution Date. The Rights will expire on December 5, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company.

          The Purchase Price payable, and the number of Preferred Shares (or other securities or property) issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, or the Common Shares; (ii) upon the grant to holders of Preferred Shares of certain options, rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into or exchangeable for Preferred Shares with a conversion or exchange price, less than the then-current market price of the Preferred Shares; or (iii) upon the distribution to holders of Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those described above).

          The number of outstanding Rights is subject to adjustment in the event of a stock dividend on Common Shares payable in Common Shares or subdivisions, consolidations or combinations of Common Shares occurring, in any such case, prior to the Distribution Date.

          The Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment equal to the greater of:
(a) $420,000; or (b) the Adjustment Number (as hereafter defined) times the quarterly dividend declared per Common Share. The "Adjustment Number" shall initially be 200,000. If the Company shall at any time after the Record Date:
(i) declare and pay any dividend on Common Shares payable in Common Shares; (ii) subdivide the outstanding Common Shares; or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the Adjustment

Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares outstanding immediately prior to such event. In the event of liquidation or dissolution of the Company, holders of Preferred Shares will be entitled to a minimum preferential payment equal to the greater of (i) $42,000,000 per share (plus any accrued but unpaid dividends) or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Shares upon such liquidation or dissolution of the Company. Each Preferred Share will have a number of votes equal to the Adjustment Number voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which outstanding Common Shares are converted or exchanged, each Preferred Share shall at the same time be similarly exchanged or converted into an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property, as the case may be, into which or for which each Common Share is converted or exchanged.

          Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of one one two-hundred-thousandth of a Preferred Share should approximate the value of one Common Share.

          If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of Common Shares having a market value of two times the exercise price of the Right.

          If, after a person or group has become an Acquiring Person, the Company is acquired in a merger, consolidation or other transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in such merger, consolidation or transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

          At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for Common Shares or Preferred Shares (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an average exchange ratio of one Common Share, or a fractional Preferred Share (or other preferred shares) equivalent in value thereto, per Right.

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares or Common Shares will be issued (other than fractions of Preferred Shares which are integral multiples of one one two-hundred-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Shares or the Common Shares, respectively.

          At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement only in any manner that does not adversely affect the interests of holders of Rights.

          Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated December 24, 1999. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.